BNY Mellon Technology Growth Fund
SCHEDULE OF INVESTMENTS
November 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 97.0%
Aerospace & Defense — 1.6%
Axon Enterprise, Inc. (a)	13,443	7,261,102
Application Software — 8.8%
Datadog, Inc., Cl. A (a)	22,668	3,627,107
HubSpot, Inc. (a)	16,998	6,243,705
Intuit, Inc.	26,130	16,568,510
Klaviyo, Inc., Cl. A (a)	264,141	7,543,867
Synopsys, Inc. (a)	14,267	5,963,749
		39,946,938
Broadline Retail — 10.2%
Alibaba Group Holding Ltd., ADR	116,334	18,299,338
Amazon.com, Inc. (a)	86,841	20,253,058
PDD Holdings, Inc., ADR (a)	66,245	7,689,720
		46,242,116
Interactive Media & Services — 9.8%
Alphabet, Inc., Cl. C	56,334	18,033,640
Meta Platforms, Inc., Cl. A	27,021	17,508,257
Tencent Holdings Ltd., ADR	107,405	8,489,291
		44,031,188
Internet Services & Infrastructure — 5.6%
MongoDB, Inc. (a)	28,498	9,471,880
Shopify, Inc., Cl. A (a)	100,582	15,956,329
		25,428,209
Movies & Entertainment — 3.9%
Netflix, Inc. (a)	123,780	13,316,252
Spotify Technology SA (a)	7,381	4,420,260
		17,736,512
Real Estate Services — 1.5%
CoStar Group, Inc. (a)	98,386	6,768,957
Semiconductor Materials & Equipment — 9.0%
Applied Materials, Inc.	57,276	14,447,871
ASML Holding NV	6,196	6,567,760
Lam Research Corp.	126,887	19,794,372
		40,810,003
Semiconductors — 29.6%
Intel Corp. (a)	493,525	20,017,374
Micron Technology, Inc.	141,787	33,529,790
NVIDIA Corp.	174,907	30,958,539
QUALCOMM, Inc.	61,524	10,341,569
Synaptics, Inc. (a)	83,899	5,747,920
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	114,351	33,334,460
		133,929,652
Systems Software — 13.0%
JFrog Ltd. (a)	95,031	5,794,990
Microsoft Corp.	44,446	21,867,877
Oracle Corp.	89,877	18,150,660
ServiceNow, Inc. (a)	15,913	12,927,880
		58,741,407

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 97.0% (continued)
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	46,163	12,872,553
Transaction & Payment Processing Services — 1.1%
Mastercard, Inc., Cl. A	9,128	5,025,238
Total Common Stocks (cost $223,502,202)		438,793,875
Private Equity — 1.9%
Real Estate Services — .0%
Roofstock, Ser. E (a),(b)	35,162	194,797
Systems Software — 1.9%
Databricks, Inc., Ser. H (a),(b)	31,884	5,978,250
Databricks, Inc., Ser. I (a),(b)	2,036	381,750
Databricks, Inc., Ser. J (a),(b)	10,772	2,019,750
		8,379,750
Total Private Equity (cost $4,525,779)		8,574,547

	1-Day Yield (%)
Investment Companies — 1.2%
Registered Investment Companies — 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $5,352,989)	4.15	5,352,989	5,352,989
Total Investments (cost $233,380,970)		100.1%	452,721,411
Liabilities, Less Cash and Receivables		(.1%)	(302,776)
Net Assets		100.0%	452,418,635

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	The fund held Level 3 securities at November 30, 2025. These securities were valued at $8,574,547 or 1.9% of net assets.
(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Technology Growth Fund
November 30, 2025 (Unaudited)
The following is a summary of the inputs used as of November 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	438,793,875	—	—	438,793,875
Equity Securities - Private Equity	—	—	8,574,547	8,574,547
Investment Companies	5,352,989	—	—	5,352,989
	444,146,864	—	8,574,547	452,721,411

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At November 30, 2025, accumulated net unrealized appreciation on investments was $219,340,441, consisting of $226,792,949 gross unrealized appreciation and $7,452,508 gross unrealized depreciation.
At November 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.